Exhibit 99.5

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO TIB FINANCIAL CORP., SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

COMMON STOCK WARRANT
of
TIB FINANCIAL CORP.

THIS WARRANT IS DATED MARCH 7, 2008 AND CERTIFIES THAT ____________________ (the “Warrantholder”) is entitled to subscribe for and purchase from TIB Financial Corp., a Florida corporation (the “Company”), at any time or from time to time from the date hereof to the earlier of (i) March 7, 2011, and (ii) the closing date of an Acquisition (as hereinafter defined), __________ shares of Common Stock (the “Shares”), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

The price per share payable upon the exercise of this Warrant (such price or such other prices as may result from the adjustment specified herein being referred to herein as the “Warrant Price”) shall be an amount per share equal to $8.40, such amount being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.  The Warrant Price shall be payable by cash or cashier’s check.

1. Exercise of Warrant.  This Warrant may be exercised, in whole or in part, at any time on or before the earlier of (i) March 7, 2011, or (ii) the closing date of an Acquisition by the surrender of this Warrant (with the Notice of Exercise in the form attached hereto as Exhibit A duly executed) at the principal office of the Company and through payment to the Company of the Warrant Price multiplied by the number of Shares then being purchased.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such reasonable time.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the Warrant Price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

For purposes of this Warrant, the term “Acquisition” shall mean (a) a merger in which the Company is not the surviving entity or a sale by the Company or TIB Bank of all or substantially all of its assets, (b) the acquisition by any individual or group (other than the Company) of TIB Bank by means of a merger, consolidation or purchase of 80% or more of its outstanding shares, or (c)  the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company.  The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Exchange Act and the regulations and rules thereunder.  For purposes of this Warrant, where an Acquisition results from a series of related transactions, the Acquisition shall be deemed to have occurred on the date of the consummation of the first such transaction.

2. Stock Fully Paid; Reservation of Shares.  All  Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Limitation on Transfer and Exercise.  This Warrant may not be transferred by the holder thereof except (a) to an entity, a majority of the outstanding voting interests of which are at all times owned by the Warrantholder, (b) to individuals who would be encompassed within the definition of “members of a family” as to the Warrantholder (as the term “members of family” is defined in Section 1361(c)(1)(B) of the Internal Revenue Code of 1986, as amended) (c) pursuant to the laws of descent and distribution or (d) the legal successor in interest by operation of law.

4. Rights, Preferences, Privileges and Restrictions of Common Stock.  The Shares of Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Company’s Restated Articles of Incorporation (the “Articles”), as such Articles may be amended from time to time in accordance with their provisions.  In the event of a stock split, stock dividend, recapitalization or other similar transaction which impacts the outstanding Common Stock, the number of Shares and the Warrant Price shall be adjusted to give effect to such event.

5. Adjustment of Shares and Warrant Price.  In the event of any change in the outstanding shares of Common Stock subsequent to the date of this Warrant by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, the number of Shares that may be purchased pursuant to this Warrant, and the Warrant Price, will be appropriately adjusted by the Board of Directors of the Company.

6. Notices.

(a) Upon any adjustment of the Warrant Price and increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

(b) In the event that the Company shall propose at any time to close an Acquisition, the Company shall send to the Warrantholder at least twenty (20) days prior to such Acquisition written notice of the date when the same shall take place.  Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrantholder at the address as shown on the books of the Company for the Warrantholder.  In such event, the Warrantholder shall be entitled to condition any exercise of the Warrant upon the consummation of the Acquisition, and the exercise price may be paid contemporaneously with the closing of the Acquisition.

7. Miscellaneous.

(a) The terms of this Warrant shall be binding and shall inure to the benefit of any successors or assigns of the Company and of the Warrantholder.

(b) The Warrantholder shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company with respect to any  Shares as to which the Warrant remains unexercised (the “Non-Purchased Shares”), nor shall anything contained in this Warrant be construed to confer upon the Warrantholder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise with respect to the Non-Purchased Shares.

(c) Receipt of this Warrant by the Warrantholder shall constitute acceptance of and agreement to the foregoing terms and conditions.

(d) The Company will not, by amendment of its Articles or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

(e) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery by the Warrantholder of an indemnity agreement or, at the Company’s election, an indemnity bond reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

(f) This Warrant shall be governed by the laws of the State of Florida.

(g) The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court situated in Collier County, Florida, and the parties agree to the personal jurisdiction of such courts.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover from the other reasonable attorneys’ fees, court costs and expenses, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

TIB FINANCIAL CORP.

Dated: March 7, 2008	By:
Edward V. Lett
President and Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

[To be signed upon exercise of Warrant]

The undersigned holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, __________ shares of Common Stock, of TIB Financial Corp., and herewith makes payment of $__________ therefor for each share of Common Stock being purchased pursuant to this Notice of Exercise, and requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address below.

Dated:
(Signature)
(Name)
(Address)